UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. 1)

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box: ☐Preliminary Proxy Statement.
☐Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☑Definitive Proxy Statement.
☐Definitive Additional Materials.
☐Soliciting Material under §240.14a-12.

TECHPRECISION CORPORATION

(Name of Registrant as Specified in its Charter)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Explanatory Note

This Amendment No. 1 to Schedule 14A is being filed solely to amend and replace the proxy card included in the Definitive Proxy Statement filed by TechPrecision Corporation (the "Company") with the Securities and Exchange Commission on November 14, 2016 (the "Proxy Statement").  After filing the Proxy Statement, the Company discovered that an incorrect version of the proxy card was inadvertently filed with the Proxy Statement.

Please note that no changes have been made to the body of the Proxy Statement and that a correct version of the proxy card has been included in the Proxy Statement being mailed to those who hold shares of the Company through a bank, brokerage firm or other nominee.  While the incorrect version of the proxy card was mailed to registered holders of the Company's shares, the correct version of proxy card was subsequently mailed to these registered holders along with the explanatory cover note that appears below.

TECHPRECISION CORPORATION

Dear Stockholder:

Find enclosed a revised proxy card relating to the Annual Meeting of Stockholders of TechPrecision Corporation.  This revised proxy card is being sent to you to correct certain errors contained in the proxy card that was included with the proxy materials that were originally sent to you.

Please disregard the proxy card you previously received and cast your vote for the Annual Meeting of Stockholders on the enclosed proxy card.

If you have already cast your vote using the proxy card you previously received, voting again on the enclosed proxy card will revoke your prior vote, so please vote on all items of business on the enclosed proxy card even if you previously voted on these items.

If you have already cast your vote using the proxy card you previously received and do not submit a vote on the enclosed proxy card, the votes you cast on the previously received proxy card will be counted for all matters as you voted them, even if the information contained on the enclosed proxy card would have changed your vote on any such matter.

We thank you for your attention to this matter.

Sincerely,

Alexander Shen
Chief Executive Officer

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

TECHPRECISION
CORPORATION

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided

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Please mark your votes like this	☒

PROXY

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED IN FAVOR OF ELECTING EACH OF THE EIGHT NOMINEES TO THE BOARD OF DIRECTORS; "FOR" PROPOSALS 2, 3, AND 4; FOR "ONE YEAR" FOR PROPOSAL 5; AND IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PERSON NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TECHPRECISION CORPORATION.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR":
1. Election of Directors	FOR all Nominees listed to the left	WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left)		FOR	AGAINST	ABSTAIN
(1) Leonard M. Anthony			3. Approve the adoption of the TechPrecision Corporation 2016 Equity Incentive Plan.	☐	☐	☐
(2) Robert A. Crisafulli				FOR	AGAINST	ABSTAIN
(3) Philip A. Dur	☐	☐	4. Approve the compensation of TechPrecision's Named Executive Officers.	☐	☐	☐
(4) Michael R. Holly				ONE	TWO	THREE
(5) Robert G. Isaman			5. Vote on frequency of holding future advisory votes on the compensation of TechPrecision's Named Executive Officers.	YEAR ☐	YEARS ☐	YEARS ☐	ABSTAIN ☐
(6) Andrew A. Levy
(7) Richard S. McGowan			THE BOARD OF DIRECTORS OF TECHPRECISION RECOMMENDS A VOTE "FOR" EACH OF THE DIRECTORS NOMINATED PURSUANT TO PROPOSAL 1; "FOR" PROPOSALS 2, 3, AND 4; AND "FOR" "ONE YEAR" FOR PROPOSAL 5.
(8) Walter M. Schenker

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above)

2. Approve ratification of appointment of Marcum LLP as the Company's independent registered public accounting firm for the fiscal year ending on March 31, 2017.	FOR ☐	AGAINST ☐	ABSTAIN ☐	COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER:

Signature	Signature, if held jointly	Date	, 2016.

Note Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held December, 8, 2016

The proxy statement and our 2016 Annual Report to Stockholders are available at http://www. techprecision.com/reports_and_proxy.html

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PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

TECHPRECISION CORPORATION

The undersigned appoints Alexander Shen and Thomas Sammons, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of TechPrecision Corporation held of record by the undersigned at the close of business on November 11, 2016 at the Annual Meeting of Stockholders of TechPrecision Corporation to be held on December 8, 2016, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED IN FAVOR OF ELECTING EACH OF THE EIGHT NOMINEES TO THE BOARD OF DIRECTORS; "FOR" PROPOSALS 2, 3, AND 4; FOR "ONE YEAR" FOR PROPOSAL 5; AND IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PERSON NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TECHPRECISION CORPORATION.

(Continued, and to be marked, dated and signed, on the reverse side)